SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant     ☒      Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐      Preliminary Proxy Statement
☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒      Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material Pursuant to Rule 14a-12

FLIGHT SAFETY TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Letter to Stockholders Notice of 2006 Annual Meeting Proxy Statement 2006 Annual Report on Form 10-KSB • Business • Management's Discussion and Analysis • Consolidated Financial Statements

September 17, 2006

On June 1, 2006, we commenced our ninth fiscal year of your Company. The past year has been eventful, as well as challenging. We have continued to make significant progress in all three of our primary initiatives: SOCRATES®, UNICORN™ and TIICM™.

During the first half of our fiscal year, we performed detailed analysis on the data acquired in late 2005 on our SOCRATES® laser acoustic sensor technology tests at the Denver International Airport site. The results of this analysis were encouraging, demonstrating an 86% success rate in detection of the acoustic emanations from wake vortex turbulence generated by over 2,000 aircraft arrivals. Based on this progress, we were awarded a new contract by the Department of Transportation Volpe Center to commence the development and demonstration of an emulation of a Wake Vortex Avoidance System. Unfortunately, over the New Year's holiday weekend, we suffered a break-in and vandalism to our equipment, as well as government equipment supporting these tests at the DIA site. Although most of the costs of remediation are covered by an insurance policy, the break-in resulted in a setback to our planned progress and plans for further testing. At this point we still anticipate that further testing and functional emulation demos are planned at the DIA developmental site commencing early 2007.

The advent of the new Airbus A380 super jumbo jet and the Very Light Jets (VLJs) at the other end of the spectrum have drawn worldwide media attention to airport capacity constraints which can be impacted by aircraft wake turbulence safety concerns. We believe that this further highlights our opportunity to offer a potential solution to many U.S. and international airports. We are expanding this capability to include SOCRATES® and additional sensing, predictive and computational components. It is our goal that the resulting Aircraft Wake Safety Management (AWSM) system will provide a comprehensive solution to the airport and terminal area wake vortex problem.

Our UNICORN™ airborne radar for collision avoidance took a major step forward as a result of a successful proof-of-principle test of the radar antenna components. The UNICORN™ radar antenna component was mounted on a tower at Georgia Tech Research Institute and Bill Cotton flew his private aircraft at pre-selected test distances around the tower. Detections by the Unicorn™ radar compared well to GPS measurements taken on-board. In order to exploit the UNICORN™ technology opportunity, while at the same time minimizing our investment risk, we are pursuing UNICORN™ technology development financing through a tax advantaged R&D partnership approach.

We have continued investing in research and development associated with a low cost countermeasure against the terrorist threat of certain heat seeking missiles which we believe will be highly effective. We plan to further investigate this technology called TIICM™ with the objective of participation in live fire field testing at a government test facility in the coming year.

These investments in the continued development of our technologies, and increase in business development and other costs such as legal costs, have resulted in losses over the past year of approximately $2.2 million dollars. As of September 1, 2006, we have approximately $1 Million in current R&D contract backlog for development of SOCRATES® technology and $5 Million dollars in cash and no debt. You should consult our 2006 Annual Report on Form 10-KSB for further details concerning our financial condition and outlook.

In late 2003, we were notified by the U.S. Securities and Exchange Commission that they had commenced an informal investigation involving our Company and certain of our executive officers relating to our SOCRATES® technology. We recently received written notification from the SEC that this investigation has been terminated with no adverse findings against us and with no further action contemplated.

To highlight the technologies we are developing and their potential benefits for the safety, security and efficiency of the aviation industry, we participated in the Farnborough International Air Show, which generated considerable customer interest in our technologies.

On behalf of our management team and our distinguished Board of Directors, we thank you for your continued support and cordially invite you to join us at our annual shareholders meeting which will take place on Thursday, October 12, 2006 at 11:00 a.m. at the Mystic Marriott Hotel located at Exit 88 of I-95 in Mystic, Connecticut.

Very truly yours,

William B. Cotton
President

Samuel A. Kovnat
Chairman & CEO

*******************************************************************************

Preliminary Note: Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

     Except for the historical information presented in this document, the matters discussed in this Letter to Stockholders or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by us. We caution you that no statements contained in this Letter to Stockholders should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, which include risks and uncertainties associated with, among other things, the outcome of pending class action litigation alleging violations of federal securities laws, the outcome of Massachusetts federal district court litigation initiated by Analogic Corporation concerning our TIICM™ technology, whether the government will implement WVAS at all or with the inclusion of a SOCRATES® wake vortex sensor, the impact of competitive products and pricing, limited visibility into future product demand, slower economic growth generally, difficulties inherent in the development of complex technology, new products sufficiency, availability of capital to fund operations, research and development, fluctuations in operating results, and these and other risks are discussed in the "Known Trends, Risks and Uncertainties" in the Management's Discussion and Analysis of Financial Condition and Results of Operations section of our 2006 Annual Report on Form 10-KSB. The actual results that we achieve may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and, except as required by law, we assume no obligation to update this information whether as a result of new information, future events or otherwise. Readers are urged to carefully review and consider the various disclosures made by us in our 2006 Annual Report on Form 10-KSB and in our other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect our business.

28 Cottrell Street
Mystic, Connecticut 06355

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are hereby notified that the 2006 annual shareholder meeting of Flight Safety Technologies, Inc. will be held as follows:
TIME	11:00 a.m. on Thursday, October 12, 2006
PLACE	Mystic Marriott Hotel and Spa Groton, Connecticut (U.S.A.)
ITEMS OF BUSINESS	(1) To elect eight members to the Board of Directors.
(2) To ratify the Audit and Finance Committee's appointment of Wolf & Company, P.C. as Flight Safety Technologies, Inc.'s independent auditors.
(3) To conduct such other business as may properly come before the annual meeting.
RECORD DATE	You are entitled to vote at the annual meeting and at any adjournments thereof if you were a stockholder at the close of business on Thursday, August 28, 2006.
ANNUAL MEETING ADMISSION	No admission tickets are required. The annual meeting will begin promptly at 11 a.m. In order to avoid any disruption for those in attendance, late comers will not be seated.
VOTING BY PROXY

Please submit a proxy as soon as possible so that your shares can be voted at the annual meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the proxy card.

By Order of the Board

C. Robert Knight
General Counsel, Vice President of Administration, Secretary

This proxy statement and accompanying proxy card are being distributed on or about
September 17, 2006.

2006 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
TABLE OF CONTENTS Page
Questions and Answers About the Proxy Materials and the Annual Meeting	ii
Proxy Statement	1
Solicitation and Voting	1
Stockholders Entitled to Vote	1
Broker Non-Votes	1
Solicitation of Proxies	1
Voting of Proxies	2
Vote by Internet	2
Vote by Phone	2
Vote by Mail	2
Revocability of Proxies	2
List of Stockholders	2
Corporate Governance Matters	2
Director Independence	3
Audit Committee Financial Experts	3
Code of Business Ethics	3
Executive Sessions of Independent Directors	3
Nomination of Director Candidates	3
Meetings and Committees of the Board of Directors	4
The Finance and Audit Committee	5
The Compensation Committee	5
Nominating and Governance Committee	5
Executive Committee	6
Compliance, Disclosure and Ethics Oversight Committee	6
Stockholder Communications to the Board	6
Stock Ownership	7
Directors, Executive Officers and Beneficial Owners	7
Section 16(a) Beneficial Ownership Reporting Compliance	9
Proposal No. 1 - Election of Directors	9
Nominees for Directors	9
Compensation of Directors	12
Certain Relationships and Related Transactions	12
Vote Required and Board of Directors' Recommendation	13
Proposal No. 2 - Ratification of Appointment of Independent Auditors	13
Audit and Related Fees	13
Annual Independence Discussions	13
Changes In and Disagreements With Accountants on Accounting and Financial Disclosure	14
Vote Required and Board of Directors' Recommendation	14
Compensation of Executive Officers	15
Executive Officers	15
Named Executive Officers Who Are Not Directors	15
Executive Compensation	16
Employment Contracts	16
Equity Compensation Plans	17
Report of the Finance and Audit Committee	19
Stockholder Proposals to Be Presented at Next Annual Meeting	20
Transaction of Other Business	20

i

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE 2006 ANNUAL MEETING OF
FLIGHT SAFETY TECHNOLOGIES, INC.
Q. A.

Why am I receiving these materials?

Flight Safety Technologies' Board of Directors (the "Board") is providing these proxy materials for you in connection with Flight Safety Technologies' annual meeting of stockholders, which will take place on October 12, 2006. Stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

Q. A.

What information is contained in these materials?

The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Flight Safety Technologies' 2006 Annual Report and audited financials statements, proxy card and return envelope are also enclosed.

Q. A.

What proposals will be voted on at the annual meeting?

There are two proposals scheduled to be voted on at the annual meeting:

•    the election of directors for a 1-year term;

•    the ratification of the Audit and Finance Committee's appointment of Wolf & Company, P.C. as Flight Safety Technologies' independent auditors.

Q. A.

What is Flight Safety Technologies' voting recommendation?

The Board recommends that you vote your shares "FOR" each of the nominees to the Board, "FOR" the ratification of the Audit and Finance Committee's appointment of Wolf & Company, P.C. as Flight Safety Technologies' independent auditors.

Q. A.

What shares owned by me can be voted?

All shares owned by you as of the close of business on August 28, 2006 (the "Record Date") may be voted by you. You may cast one vote per share of common stock that you held on the Record Date. These shares include shares that are: (1) held directly in your name as the stockholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q. A.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders are classified as beneficial owners because they hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Pacific Stock Transfer Company, these proxy materials are being sent directly to you and you have the right to grant your voting proxy directly to Flight Safety Technologies, Inc. or to vote in person at the annual meeting. We have enclosed a proxy card for you to use. You may also vote by Internet or by telephone as described on the proxy card.

Beneficial Owner. If you are considered the beneficial owner of shares, these proxy materials are being forwarded to you by your broker or nominee and you have the right to direct your broker on how to vote. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares. You may also vote by Internet or by telephone as described on the proxy card.
Q. A.

How can I vote my shares in person at the annual meeting?

Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the annual meeting, We recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting.

If you are a beneficial owner, you only may vote in person if you obtain a signed proxy from the record holder giving you the right to vote the shares and submit it to us at the annual meeting.

Q. A.

Can I change my vote?

You may change your vote at any time prior to the vote at the annual meeting. You may accomplish this by entering a new vote by Internet or telephone or by granting a new proxy card or new voting instruction card bearing a later date (which automatically revokes the earlier proxy instructions) or, if you are a record stockholder, by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q. A.

How are votes counted?

In the election of directors, you may vote "FOR" all or any of the nominees, your vote may be "WITHHELD" with respect to one or more of the nominees or you may ABSTAIN. For the ratification of Wolf & Company, P.C. you may vote "FOR", "AGAINST" or "ABSTAIN". Abstaining votes will be counted as present for purposes of determining the presence of a quorum but will have no effect on the vote. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q. A.

What is the voting requirement to approve each of the proposals?

In the election for directors, the eight persons receiving the highest number of "FOR" votes will be elected. The auditors proposal requires the affirmative "FOR" vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described in "What is the quorum requirement for the annual meeting?" herein. In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

Q. A.

What does it mean if I receive more than one proxy or voting instruction card?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q. A.	How can I obtain an admission ticket for the annual meeting? We are not requiring admission tickets this year.
Q. A.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal 2006.

Q. A.

What happens if additional proposals are presented at the annual meeting?

Other than the two proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Samuel A. Kovnat, our Chairman of the Board and Chief Executive Officer, and William B. Cotton, our President, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting.

Q. A.

What shares are entitled to be voted?

Each share of our common stock outstanding as of the close of business on August 28, 2006, the Record Date, is entitled to one vote at the annual meeting. On the Record Date, we had 8,215,210 shares of common stock issued and outstanding.

Q. A.

What is the quorum requirement for the annual meeting?

The quorum requirement for holding the annual meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the annual meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the annual meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q. A.	Who will count the vote? A representative of Automatic Data Processing, Inc. ("ADP") will tabulate the votes.
Q. A.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Flight Safety Technologies or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

Q. A.

Who will bear the cost of soliciting votes for the annual meeting?

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have retained the services of ADP to aid in the solicitation of proxies. We estimate that we will pay a fee of approximately $22,000 for its services. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

v

Q. A.

How may I propose actions for next year's annual meeting of stockholders?

You may submit proposals for consideration at future annual stockholder meetings. To be timely for next year's annual meeting, the recommendation must be delivered to the Corporate Secretary no sooner than 120 days and no later than 90 days prior to the first anniversary of this Annual Meeting. Such proposals will need to comply with the SEC's regulations regarding the inclusion of stockholder proposals in Flight Safety Technologies-sponsored proxy materials. The Nominating and Governance Committee will consider properly submitted stockholder proposals, including recommendations of candidates to our Board. Any such stockholder recommendation must include the candidate's name and qualifications for Board membership, the candidate's age, business address, residence address, principal occupation or employment, the number of shares beneficially owned by the candidate and information that would be required to solicit a proxy under federal securities law. In addition, the recommendation must include the stockholder's name, address and the number of shares beneficially owned and the period they have been held. Such stockholder recommendations must be submitted in the same time and manner as any stockholder proposal as described above.

28 Cottrell Street
Mystic, Connecticut 06355

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of Flight Safety Technologies, Inc. (hereinafter referred to as "we", "us", "our" or "Company"), a Nevada corporation, to the holders of our issued and outstanding common stock for use at our annual meeting of stockholders to be held on October 12, 2006. These proxy solicitation materials and our Annual Report to Stockholders for our fiscal year ended May 31, 2006, including financial statements (on Form 10-KSB) are being mailed to our stockholders on or about September 17, 2006. Our principal office is located at 28 Cottrell Street, Mystic, Connecticut, 06355.

SOLICITATION AND VOTING

Stockholders Entitled to Vote. Holders of our common stock as of the close of business on August 28, 2006 will be entitled to vote at the meeting and any adjournment thereof. As of that time, we had 8,215,210 shares of common stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of common stock held by him or her. Our bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum.

Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in "street name") but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors.

Solicitation of Proxies. We will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

Voting of Proxies. All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder's choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of all of the following Proposals.

Vote by Internet. All stockholders may use the Internet to transmit their voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time the day before the meeting date. The website for Internet voting is www.proxyvote.com.

Vote by Phone. All stockholders may also use any touch-tone telephone to transmit their voting instructions up until 11:59 p.m. Eastern time the day before the meeting date. The toll-free number is located on your proxy card.

Vote by Mail. All stockholders may vote by mail. Simply mark, sign, and date your proxy card and return it in the postage-prepaid envelope we have provided or return it to Flight Safety Technologies, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

Revocability of Proxies. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Secretary of Flight Safety Technologies, Inc., a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. If you are a beneficial owner, you only may vote in person if you obtain a signed proxy from the record holder giving you the right to vote the shares and submit it to us at the annual meeting.

List of Stockholders. The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior for any purpose germane to the meeting between the hours of 8:45 a.m. and 4:30 p.m., at our principal office at 28 Cottrell Street, Mystic, CT 06355.

CORPORATE GOVERNANCE MATTERS

We are committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and to maintaining our integrity in the marketplace. Our Committee Charters, Code of Business Ethics, Insider Trading Policy and General Statement of Policy on Disclosures are available at http://www.flysafetech.com. Please note, however, that information contained on the website is not incorporated by reference in, or considered to be a part of, this document.

Director Independence. The Board has determined that half of its eight members, Messrs. Pressler, Luca, Tocco and Wood, are independent and meet the independence requirements of the American Stock Exchange. As executive officers, Messrs. Cotton, Kovnat and Rees are not independent under those requirements. Mr. Kemper is not treated as an independent because, through his wholly owned company, he has an $84,000 plus expenses consulting contract with Flight Safety Technologies. For more information, please see "Certain Relationships and Related Transactions" under Proposal No. 1 - Election of Directors.

Each member of the Finance and Audit, the Compensation and the Nominating & Governance Committees meets the applicable independence requirements of the American Stock Exchange.

Audit Committee Financial Experts. The Board has determined that at least one member of the Audit Committee, Joseph J. Luca, is a financial expert.

Code of Business Ethics. The Board has approved and adopted a Code of Business Ethics for our officers, directors and employees.

Executive Sessions of Independent Directors. Independent Board members meet without management and non-independent directors present as often as necessary to fulfill their responsibilities, including at least annually in executive sessions. The Chairman of the Nominating and Governance Committee presides over meetings of the independent directors.

Nomination of Director Candidates. We believe that it is in the best interests of our stockholders to identify and select highly-qualified candidates to serve as directors. The Nominating and Governance Committee seeks candidates for election and appointment who possess high standards of personal and professional ethics and integrity, practical wisdom and mature judgment and who are committed to staunchly representing the interests of the stockholders. The Nominating and Governance Committee also believes that the Board should be comprised of a diverse group of individuals with significant leadership accomplishments in domestic and international business, government, or the aviation industry; who have been associated with institutions noted for excellence; and who have broad experience and the ability to exercise sound business judgment.

There are no specific minimum qualifications that an individual must meet in order to be nominated; each is considered on a case-by-case basis. Candidates may come to the attention of the Committee from current Board members, stockholders, professional search firms, officers or other persons. The Committee will review all candidates in the same manner regardless of the source of the recommendation.

The Nominating and Governance Committee will consider properly submitted stockholder recommendations of candidates. Any stockholder recommendation must include the candidate's name and qualifications for Board membership, the candidate's age, business address, residence address, principal occupation or employment, the number of shares beneficially owned by the candidate and information that would be required to solicit a proxy under federal securities law. In addition, the recommendation must include the stockholder's name, address and the number of shares beneficially owned and the period they have been held. The recommendation should be sent to Corporate Secretary, Flight Safety Technologies, Inc., 28 Cottrell Street, Mystic, Connecticut 06355.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

As of the date of this proxy statement, Flight Safety Technologies' Board has eight directors and the following five committees: (1) Finance and Audit; (2) Compensation; (3) Compliance, Disclosure and Ethics Oversight; (4) Executive; and (5) Nominating and Corporate Governance. The current membership and the function of each of the committees are described below. Each of the committees operates under a written charter adopted by the Board. All of the committee charters are available on our website at http://www.flysafetech.com. During the 2006 fiscal year, the Board held 7 meetings. Each director attended at least 75% of all Board and applicable Committee meetings. Directors are encouraged to attend annual meetings of Flight Safety Technologies stockholders. Seven directors attended the last annual meeting of stockholders. The following chart lists our directors and indicates the committees on which they have served since our last annual meeting.

Name of Director	Executive	Compliance, Disclosure and Ethics Oversight	Compensation	Finance and Audit	Nominating and Corporate Governance
Non-Employee Directors:
Jackson Kemper, Jr. (1)
Joseph J. Luca (2)		X		X*
Stephen P. Tocco (3)			X		X*
Larry L. Pressler (4)		X*			X
Kenneth S. Wood (5)		X	X*	X	X
Employee Directors:
William B. Cotton (6)	X	X
Samuel A. Kovnat (7)	X*	X
Frank L. Rees (8)	X
Number of Meetings in Fiscal 2006	7 (9)	2	3	4	2

X = Committee Member; * = Chair

(1)   Mr. Kemper has served as a director since September 2002.
(2)   Mr. Luca has served as a director since October 2002.
(3)   Mr. Tocco has served as a director since September 2002.
(4)   Mr. Pressler has served as a director since December 2002.
(5)   Mr. Wood has served as a director since July 2003.
(6)   Mr. Cotton has served as a director since September 2002.
(7)   Mr. Kovnat has served as a director since September 2002.
(8)   Mr. Rees has served as a director since September 2002.
(9)   Executive Committee meetings were held in conjunction with Board meetings.

The Finance and Audit Committee. The functions of the Finance and Audit Committee include retaining our independent auditors, reviewing their independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our auditors, overseeing their audit work, reviewing and pre-approving any non-audit services that may be performed by them, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. The Board of Directors has determined that all members of the Finance and Audit Committee are independent, as independence for audit committee members is defined by the American Stock Exchange. The Board of Directors has determined that Mr. Luca is the audit committee's "financial expert," as such term is defined under Item 401(e) of Regulation S-B promulgated under the Securities Act of 1933, as amended. Mr. Luca is an expert by virtue of his extensive career in the financial and accounting business. For additional information concerning the Finance and Audit Committee, see "Report of the Audit Committee" included in this proxy statement.

The Compensation Committee. The Compensation Committee makes recommendations to the Board of Directors on compensation for our executive officers and other key employees, and reviews management's recommendations for stock option grants and other compensation plans or practices. The Board of Directors has determined that members of the Compensation Committee are independent, as independence for Compensation Committee members is defined by the American Stock Exchange.

Nominating and Governance Committee. The Nominating and Governance Committee proposes a slate of director nominees for election to the Company's Board of Directors (Board) and identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings. It is also responsible for:

•      annually reviewing the composition of each committee of the Board and presenting recommendations for committee memberships, including committee chairs, to the Board as needed;

•      reviewing and making recommendations about changes to the charter of the Committee;

•      considering and reviewing director qualification guidelines.

The Board of Directors has determined that all members of the Nominating and Governance Committee are independent, as independence for Nominating and Governance Committee members is defined by the American Stock Exchange.

Executive Committee. The Executive Committee exercises the powers of the Board in the management of the operations of the Corporation when the Board is unable to act. However, the Executive Committee does not have the power to fill vacancies in the Board, the power to amend the Bylaws of the Corporation, or the power to take any other action without the prior approval of the Board, if the Board has required such approval with respect to a particular action or such action would directly contravene a prior resolution of the Board.

Compliance, Disclosure and Ethics Oversight Committee. The Compliance, Disclosure and Ethics Oversight Committee is responsible for setting, implementing and monitoring policies to ensure that we comply with all applicable local, state and federal laws, rules and regulations and ethical standards; adopting a code of business ethics; reviewing, controlling, and ensuring that we release news, information and materials that are truthful, accurate and complete in all material respects; and establish, oversee and implement disclosure control and review procedures that are used to prepare SEC filings.

Stockholder Communications to the Board. Stockholders can send communications to the Board by mail or electronic mail to the Board of Directors, Attn: Corporate Secretary, Flight Safety Technologies, Inc., 28 Cottrell Street, Mystic, Connecticut 06355. The Secretary will review all such communications and has the authority to disregard any communications that are inappropriate or irrelevant to us and our operations, or to take other appropriate actions with respect to such communications. The Secretary will keep a log of all such communications and at least annually will report to the Board on the nature and status of significant communications. If a stockholder communication deals with the functions of the Board or Board committees, or he otherwise determines requires the attention of the Board, the Secretary will submit it to the Board. The Secretary promptly will refer any stockholder communications relating to financial statements, internal controls or auditing matters to the Finance and Audit Committee.

STOCK OWNERSHIP

Directors, Executive Officers and Beneficial Owners.

The following table sets forth, as of August 28, 2006, certain information with respect to the beneficial ownership of our common stock by (i) each stockholder known by us to be the beneficial owner of more than five percent (5%) of our common stock, (ii) each director, (iii) each executive officer, and (iv) all of our directors and executive officers as a group. Except as set forth below, we are not aware of any beneficial owner of more than five percent (5%) of our common stock. Except as otherwise indicated, we believe that the beneficial owners of our common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

Name (1)	Amount and Nature of Beneficial Ownership(2)	Percent of Common Stock(3)
Directors and Executive Officers
William B. Cotton, Director, President (4)	415,001	4.88%
Samuel A. Kovnat, Chairman, CEO (5)	605,580	7.11%
Frank L. Rees, Technical Director, Executive Vice President (6)	587,980	5.15%
David D. Cryer, Chief Financial Officer, Secretary, Treasurer (7)	151,667	1.80%
Jackson Kemper, Jr., Director (8)	141,667	1.68%
Stephen P. Tocco, Director (9)	100,000	1.19%
Joseph J. Luca, Director (10)	120,833	1.43%
Larry L. Pressler (11)	100,000	1.19%
Kenneth S. Wood (12)	120,833	1.43%
C. Robert Knight (13)	150,000	1.77%
Shares of all directors and officers as a group (ten persons)	2,493,561	29.39%
Certain Beneficial Owners
Bryant R. Riley (14)	734,600	8.82%

(1)  The address of all our directors and named executive officers is the address of our company: 28 Cottrell Street, Mystic, Connecticut, 06355.

(2)  Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. The number of shares beneficially owned by each person or group as of August 28, 2006 includes shares of common stock that such person or group had the right to acquire on or within 60 days after August 28, 2006, including, but not limited to, upon the exercise of options.

(3)  For each person and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group as described above by the sum of the 8,215,210 shares of common stock outstanding on August 28, 2006 and the number of shares of common stock that such person or group had the right to acquire on or within 60 days of August 28, 2006, including, but not limited to, upon the exercise of options.

(4)  Includes 165,000 shares of our common stock issuable to Mr. Cotton upon the exercise of options at a rate of $3.50 per option.

(5)  Includes 182,600 shares of our common stock issuable to Mr. Kovnat upon the exercise of options at a rate of $3.50 per option.

(6)  Includes 165,000 shares of our common stock issuable to Mr. Rees upon the exercise of options at a rate of $3.50 per option.

(7)  Includes 110,000 shares of our common stock issuable to Mr. Cryer upon the exercise of options at a rate of $3.50 per option.

(8)  Includes 100,000 shares of our common stock issuable to Mr. Kemper upon the exercise of options at a rate of $3.50 per option.

(9)  Solely represents shares of our common stock issuable to Mr. Tocco upon the exercise of options at a rate of $3.50 per option.

(10)  Solely represents 20,833 shares of our common stock issuable to Mr. Luca upon the exercise of options at a rate of $6.00 per option and 100,000 shares issuable upon the exercise of options at a rate of $3.50 per option.

(11)  Solely represents shares of our common stock issuable to Senator Pressler upon the exercise of options at a rate of $3.50 per option.

(12)  Solely represents 20,833 shares of our common stock issuable to Mr. Wood upon the exercise of options at a rate of $6.00 per option and 100,000 shares issuable upon the exercise of options at a rate of $3.50 per option.

(13)  Solely represents shares of our common stock issuable to Mr. Knight upon the exercise of options at a rate of $3.50 per option.

(14)  Having an address at 11100 Santa Monica Blvd., Suite 800, Los Angeles, CA 90025. Represents 654,600 shares held by Mr. Riley as sole equity holder of Riley Investment Management, LLC, manager of SACC Partners, LP; 63,400 shares held by Mr. Riley as the sole equity holder of B. Riley & Co., Inc.; 2,600 shares held by Mr. Riley as trustee of the B. Riley & Co. Retirement Trust; 14,000 shares by Mr. Riley as custodian for his children.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange act of 1934, as amended, requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such forms furnished to us, or written representations that no reports were required, we believe that for the fiscal year ended May 31, 2006, beneficial owners complied with Section 16(a) filing requirements applicable to them.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

We currently have a Board of Directors consisting of eight directors, who are serving until the annual meeting of stockholders is held in 2006, and until their respective successors are duly elected and qualified. At the annual meeting of stockholders, directors will be elected for a term of one year. There are no family relationships between any of the executive officers or directors of the Company.

Nominees for Directors. The Nominating and Governance Committee has nominated, and proposes that stockholders elect, to those eight positions the current members of the Board of Directors: Samuel A. Kovnat, William B. Cotton, Frank L. Rees, Jackson Kemper, Jr., Stephen P. Tocco, Joseph J. Luca, Larry L. Pressler, and Kenneth S. Wood. If elected, the nominees will serve as directors until our annual meeting of stockholders in 2007 and until their successors are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.

Samuel A. Kovnat Age 74

Samuel A. Kovnat serves as our Chairman and Chief Executive Officer. Mr. Kovnat co-founded FSTO, our former subsidiary, in 1997 and worked there until he joined us in September, 2002. From 1995 to 2001, Mr. Kovnat was also a consultant and program development manager for the parametric Airborne Dipping Sonar at the Sonetech Corporation and the Kildare Corporation. During that same period, Mr. Kovnat was a venture partner of Allied Venture Associates whose primary focus was in the Internet security and biotechnology arenas. Mr. Kovnat graduated from the University of Miami with a B.S. degree in both Mathematics and Physics.

William B. Cotton Age 66

Captain William B. Cotton serves as our Vice Chairman and President. He began work with FSTO, our former subsidiary, in November, 2000 and worked there until he joined us in September, 2002. Prior to that, Captain Cotton was a United Airlines pilot from 1967-2000, and from 1986-2000 he was Manager of Air Traffic and Flight Systems at United Airlines. During his tenure as Manager of Air Traffic and Flight Systems, he led United Airlines' efforts to improve air traffic control industry-wide, as well as initiatives to upgrade the company's aircraft for safety and efficiency. From 1997-2000, Captain Cotton also served as Chairman of the Board of ATN Systems, Inc., a consortium of airlines developing aeronautical telecommunications network (ATN) products in cooperation with the Federal Aviation Administration. ATN is a worldwide data network intended to support data communication connectivity between mobile platforms, airlines, providers of aeronautical communications services and government providers of air traffic control and flight information services. Captain Cotton is an independent director of Sensis Corporation, a privately held company located in Syracuse, New York, and also consults for NASA and a national science foundation panel on the future of aviation. Captain Cotton received a B.A. degree and an M.A. degree in Aeronautical and Astronautical Engineering from the University of Illinois and the Massachusetts Institute of Technology, respectively.

Frank L. Rees Age 74

Frank L. Rees serves as Executive Vice President and as Technical Director. Mr. Rees co-founded FSTO, our former subsidiary, in 1997 and worked there until he joined us in September, 2002. Mr. Rees is the inventor of our SOCRATES and UNICORN technologies. Mr. Rees holds an M.A. in Mathematics from the University of Maryland, an M.A. in Electronic Engineering from Borough Polytechnic in London, England, as well as a British equivalent of a B.S.E.E summa cum laude in Electronic and Electrical Engineering from South East Essex Technical College in Essex, England.

Jackson Kemper, Jr. Age 71

Jackson Kemper, Jr. is the Chairman and Chief Executive Officer of the Kemper Group, Inc., a government relations organization, located in Washington D.C., where he has worked since 1995. Mr. Kemper graduated from Drexel University with a B.S. degree in Electrical Engineering.

Stephen P. Tocco Age 59

Stephen P. Tocco is the President and CEO of ML Strategies, LLC, a business consulting and government relations group headquartered in Boston, Massachusetts, where he has worked since 1997. Since 1999, Mr. Tocco has also served as a Chairman of the Massachusetts Board of Higher Education. From August 1993 to January 1997, Mr. Tocco served as executive director and CEO of the Massachusetts Port Authority, which includes Boston's Logan International Airport. Mr. Tocco earned a B.S. degree in Chemistry from the Massachusetts College of Pharmacy, a CSS in Administration and Management from Harvard University and an Honorary Doctorate from Nichols College.

Joseph J. Luca Age 59

Joseph J. Luca is a stockholder of Luca, DeBlasio & Company, Inc., a regional public accounting firm which he founded in 1974 where he worked until 2005, when he retired. From 1993 to 1999, Mr. Luca also served as the CFO and Director of Administration and Finance of The Massachusetts Port Authority. Mr. Luca is a Certified Public Accountant. Mr. Luca earned a B.S.B.A. degree from Northeastern University and a Masters of Science in Taxation from Bentley College.

Larry L. Pressler Age 63

Former United States Senator Larry L. Pressler was a member of Congress for 22 years, 18 of which he served in the U.S. Senate (1979-1997). During that time, he authored the Telecommunications Act of 1996 and was Chairman of the Senate Commerce, Science and Transportation Committee as well as Chairman of the Aviation Subcommittee for that committee. Since 1997, Senator Pressler has been and is currently Chairman of The Pressler Group, L.L.C., a business consulting and government relations group headquartered in Washington, D.C. Currently, Senator Pressler serves on the Boards of Infosys Technologies Ltd., the Philadelphia Stock Exchange Board of Governors, and Sky Capital Ventures. Senator Pressler was a Rhodes Scholar at Oxford, England, received a Masters in Public Administration from Harvard's Kennedy School of Government, and is a graduate of Harvard Law School.

Kenneth S. Wood Age 54

Kenneth S. Wood was the President of Barringer Technologies, Inc., a trace detection company, from 1996 through 2002. Since 2002, Mr. Wood has been providing business consulting services and pursuing other business interests. Mr. Wood graduated from Colgate University with a B.A. degree in Economics and received his J.D. degree from Seton Hall University.

Compensation of Directors. Only directors who are not employees (currently Messrs. Kemper, Tocco, Luca, Pressler, and Wood) of the Company are compensated for their services as directors. Each non-employee director is paid $1,000 for each meeting of the Board of Directors that he attends in person. Non-employee directors who sit on the Finance and Audit Committee, Compensation Committee, Nominating and Governance Committee or Compliance, Disclosure and Ethics Oversight Committee are compensated at the rate of $300 to $400 per hour for the work on such committee. Directors are also reimbursed for their expenses incurred in attending Board of Directors and committee meetings.

Members of the Board of Directors also are eligible for grants of stock options.

Certain Relationships and Related Transactions. There is a consulting contract in the amount of seven thousand dollars ($7,000) per month plus expenses between us and The Kemper Group, Inc. which is owned by one of our directors, Mr. Jackson Kemper, Jr.

Vote Required and Board of Directors' Recommendation. If a quorum is present and voting, the eight nominees for director receiving the highest number of votes will be elected as directors. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will have no effect on the vote.

The Board of Directors unanimously recommends a vote "FOR" the nominees named above.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Finance and Audit Committee has selected Wolf & Company, P.C. as independent auditors to audit our consolidated financial statements for the fiscal year ending May 31, 2007. Wolf & Company, P.C. has acted in such capacity since its appointment in fiscal year 2005. A representative of Wolf & Company, P.C. is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Audit and Related Fees. The following table presents fees for professional audit services rendered by Wolf & Company, P.C. for the audit of the Company's annual financial statements and fees billed for other services rendered by Wolf & Company, P.C. for fiscal 2006.

	2005	2006
Audit Fees	$64,800	$79,941
Audit related fees(1)	0	12,220
	$64,800	$92,261
Audit and audit related fees
Tax fees(2)	$0	$9,250
All other fees	0	0
Total fees	$64,800	$101,511

______________

(1)	Audit Related Fees consist principally of consultations in connection with accounting and financial reporting matters.
(2)	Tax fees consist of fees for tax consultation and tax compliance services.

Annual Independence Discussions. The Finance and Audit Committee has determined that the provision by Wolf & Company, P.C. of certain limited, non-audit services to Flight Safety Technologies, Inc. has been compatible with Wolf & Company, P.C. maintaining its independence.

Changes In and Disagreements With Accountants on Accounting and Financial Disclosure. As previously reported on an 8-K filed with the SEC on February 10, 2005, effective February 10, 2005, our then current accountant, Kostin, Ruffkess & Company, LLC ("Kostin") resigned and we engaged Wolf & Company, P.C., which has offices in Boston and Springfield, Massachusetts, as our principal independent public accountant. The decision to engage Wolf & Company, P.C. was made by our Finance and Audit Committee in accordance with Section 301 of the Sarbanes-Oxley Act of 2002.

Kostin's reports on our financial statements did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit for our most recent fiscal year ending May 31, 2005 and up to the date of termination, there have been no disagreements with Kostin on any matters of accounting principles or practices, financial statement disclosure of auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Kostin would have caused Kostin to make reference to the subject matter of the disagreement(s) in connection with its report on our financial statements. Since Kostin's engagement as our accountant on October 3, 2002, there have been no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B. We have authorized Kostin to respond fully to any inquiries of our new auditors relating to their engagement as our independent accountant.

We had not previously consulted with Wolf & Company, P.C. regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion which might be rendered on our financial statements, and no written or oral advice was provided to us concluding there was an important factor to be considered by us in reaching a decision as to an accounting, auditing, or financial reporting issue. Neither did we discuss with Wolf & Company, P.C. any accounting, auditing, or financial reporting issue that was a subject of disagreement between us and Kostin, as there were no such disagreements.

Vote Required and Board of Directors' Recommendation. Approval of this proposal requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the annual meeting of stockholders, as well as the presence of a quorum representing a majority of all outstanding shares of our common stock, either in person or by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

Stockholder ratification of the selection of Wolf & Company, P.C. as our independent auditors is not required by our Bylaws or otherwise. We are submitting the selection of Wolf & Company, P.C. to you for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the selection, the Finance and Audit Committee of our Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Finance and Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if it determines that such a change would be in our best interest and the best interest of the stockholders.

The Board of Directors unanimously recommends a vote "FOR" the ratification of Wolf & Company, P.C. as Flight Safety Technologies' independent auditors for the fiscal year ending May 31, 2007.

COMPENSATION OF EXECUTIVE OFFICERS

Executive Officers. Our executive officers are generally elected annually at the meeting of our Board of Directors held in conjunction with the annual meeting of stockholders. The following are our executive officers as of August 28, 2006:

Name	Office	Position Since
Samuel A. Kovnat	Chief Executive Officer	September 1, 2002
William B. Cotton	President	September 1, 2002
Frank L. Rees	Executive Vice President - Technology	September 1, 2002
David D. Cryer	Chief Financial Officer, Treasurer	October 4, 2002
C. Robert Knight	General Counsel, Vice President Administration, Secretary	July 12, 2005

Named Executive Officers Who Are Not Directors. The following sets forth the age, business experience, principal occupations and employment of each of our current executive officers who do not serve on the Board of Directors:

David D. Cryer, age 58, was appointed to his position as Chief Financial Officer on October 3, 2002 and as Treasurer on June 10, 2003. Mr. Cryer worked for FSTO, our former subsidiary, since its founding in 1997. Mr. Cryer also serves as Chief Financial Officer of Integrated Medical Services, Inc., a Wyoming corporation, and serves as the Controller to Kildare Corporation, a Delaware corporation. Mr. Cryer graduated from the University of Massachusetts with a B.S. Degree in Accounting. In addition, Mr. Cryer participated in graduate studies in accounting at the University of Kentucky and received a Masters Degree in Management Science at Ball State University. Mr. Cryer serves as an ex-officio member of the Company's Compliance, Disclosure and Ethics Oversight Committee and Executive Committee. Mr. Cryer currently devotes a majority of his professional time and attention to his duties as our Chief Financial Officer.

C. Robert Knight, age 62, was appointed to his position as Vice President of Administration and General Counsel on June 23, 2005 and was appointed Secretary of the Corporation on July 12, 2005. Mr. Knight is a graduate of Indiana University School of Law. His background includes serving as general counsel of a trade association of mayors and other municipal elected officials and as claim counsel for Aetna Property and Casualty Company. He was a Municipal Judge in his home state of Indiana. Mr. Knight is an ex-officio member of the Executive Committee.

Executive Compensation. The following table sets forth information concerning the compensation of our chief executive officer and our two other most highly compensated executive officers whose salary plus bonus in our last fiscal year exceeded $100,000, for all services rendered in all capacities to us, during the fiscal years ended May 31, 2004, 2005, and 2006.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation(1)	Restricted Stock Award (#)	Shares Underlying Options (#)	All Other Comp ($)(2)

William B. Cotton, President	2004 2005 2006	151,669 166,270 165,000	15,000 -- 5,000	-- 7,200 7,200	-- -- --	165,000	-- 7,201 8,600
Samuel A. Kovnat, CEO	2004 2005 2006	167,410 177,470 182,600	15,000 -- 5,000	4,400 7,200 7,200		182,600	-- 7,935 9,500
Frank L. Rees, Executive VP	2004 2005 2006	149,321 160,889 165,000	15,000 -- 5,000	4,869 7,200 7,200		165,000	-- 7,201 8,600

(1)		Represents payments for medical insurance.
(2)		Represents executive's share of Company's matching contribution to Company's 401(k) Retirement Plan.

Employment Contracts. Effective November 4, 2005, we entered into a two year employment agreement with William B. Cotton, our President. The agreement provided for the payment to Mr. Cotton of an annual salary of $165,000.

Effective November 4, 2005, we entered into a two year employment agreement with David D. Cryer, our Chief Financial Officer. The agreement provided for the payment to Mr. Cryer of an annual salary of $109,800.

Effective November 4, 2005, we entered into a two year employment agreement with Samuel A. Kovnat, our Chief Executive Officer. The agreement provided for the payment to Mr. Kovnat of an annual salary of $182,600.

Effective November 4, 2005, we entered into a two year employment agreement with Frank L. Rees, our Executive Vice President-Technology. The agreement provided for the payment to Mr. Rees of an annual salary of $165,000.

Effective June 23, 2005, we entered into a two year employment agreement with C. Robert Knight, our Vice President of Administration and General Counsel. The agreement provided for the payment to Mr. Knight of an annual salary of $150,000.

These agreements also provide that the parties may agree by written amendment to continue the agreement on a year-to-year basis. Pursuant to these agreements, in the event of termination without cause, we will continue to pay the officer an amount equal to his pay for twelve monthly installments or the amount equal to his pay for the number of monthly installments remaining under his employment agreement, whichever is greater. The Compensation Committee approved a ten percent annual salary increase to the foregoing officers that was effective January 1, 2005.

Equity Compensation Plans

We adopted the 2005 Stock Incentive Plan in October 2005. Under the terms of the 2005 Plan, all of our employees, directors, consultants and advisors are eligible to be granted options, restricted stock awards, or other stock-based awards. Under the 2005 Plan, a total of 1,500,000 shares of our common stock are available for issuance, of which 246,600 shares remain available for future awards as of May 31, 2006. In addition, the shareholder vote that approved the 2005 Plan also approved previous awards totaling 570,000 shares of our common stock.

The Compensation Committee of our board of directors, in its discretion, selects the person(s) to whom stock based awards may be granted, the time or times at which such awards shall be granted, the number of shares subject to each such grant, and the term of the award. The exercise price of options granted under the 2005 Plan is determined by the Committee at the time the options are granted but may not be less than 100% of the fair market value of the common stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% or greater shareholder may not be less than 110% of the fair market value of the common stock on the date such option is granted.

Options granted under the 2005 Plan expire no later than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

The table below provides information relating to our equity compensation plans as of May 31, 2006.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by shareholders	1,823,600	$3.50	246,400
Equity compensation plans not approved by security holders	62,500	6.00	(a)

(a)   The equity compensation plan not approved by shareholders is comprised of individual common stock option agreements issued to directors, prior to the adoption of the Company's current stock option plan. The common stock options vest between one and three years of the date of issue and expire within three years of the vesting date. The exercise prices of the current outstanding options are $6.00 per share.

Options issued to: Directors Total issued	Number of options 62,500 62,500	Exercise price $6.00	Vesting dates 2003-2005	Expiration dates 2006-2008

REPORT OF THE FINANCE AND AUDIT COMMITTEE

The Finance and Audit Committee oversees our financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Wolf & Company, P.C. is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) and to issue a report on its audit.

The Finance and Audit Committee currently consists of two directors, both of whom, in the judgment of the Board, are "independent directors."

The functions of the committee include retaining our independent auditors, reviewing their independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our auditors, overseeing their audit work, reviewing and pre-approving any non-audit service that may be performed by them, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. The committee acts pursuant to a written charter which has been adopted by the Board of Directors and you can view on our website at www.flysafetech.com. In fulfilling its oversight responsibilities, the Finance and Audit Committee received and discussed our audited financial statements in the Annual Report with Management, including a discussion of the quality of the accounting principles and policies, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Finance and Audit Committee has discussed and reviewed with our independent auditors, who are responsible for auditing our financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Finance and Audit Committee has met with Wolf & Company, P.C., with and without management present, to discuss the overall scope of Wolf & Company, P.C.'s audit, the results of its examinations, its evaluations of our internal controls and the overall quality of our financial reporting.

The Finance and Audit Committee has received from our auditors a formal written statement describing all relationships between the auditors and us that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence.

Based on the review and discussions referred to above, the committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended May 31, 2006.
FINANCE AND AUDIT COMMITTEE Joseph J. Luca (Chair) Kenneth S. Wood

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included our proxy materials for the annual meeting to be held in 2007, the proposal must be received at our principal executive offices, addressed to the Secretary, no earlier than 120 calendar and no later than 90 days in advance of the one year anniversary of the date our proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders. Stockholder business that is not intended for inclusion in our proxy materials may be brought before the annual meeting so long as we receive timely notice of the proposal, addressed to the Secretary at our principal executive offices. To be timely, notice of stockholder business must be received by our Secretary no later than the close of business on the 10th day following the day on which the date of the annual meeting is publicly announced. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual or special meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and address of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the business is being brought, (iii) the class and number of shares of our common stock which are beneficially owned by the stockholder and such other beneficial owner, and (iv) any material interest of the stockholder and such other beneficial owner in such business.

TRANSACTION OF OTHER BUSINESS

At the date of this proxy statement, the Board of Directors knows of no other business that will be conducted at the 2006 annual meeting other than as described in this proxy statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By order of the Board of Directors C. Robert Knight General Counsel, Vice President of Administration, Secretary

September 14, 2006

PROXY

FLIGHT SAFETY TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
MEETING OF STOCKHOLDERS
OCTOBER 12, 2006

The stockholders hereby appoint William B. Cotton and Samuel A. Kovnat, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Flight Safety Technologies, Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m., EST, on October 12, 2006, at the Mystic Marriot Hotel and Spa, 625 North Road, Groton, Connecticut 06340, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

Please sign exactly as name appears hereon. Attorneys, trustees, executors and other fiduciaries acting in a representative capacity should sign their names and give their titles. An authorized person should sign on behalf of corporations, partnerships, associates, etc. and give his or her title. If your shares are held by two or more persons, each person must sign. Receipt of the notice of meeting and proxy statement is hereby acknowledged.

The Board of Directors recommends a vote "FOR" all items.
				For	Against	Abstain
	For All	Withhold All	For All Except	To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
1. To elect as Directors of Flight Safety Technologies, Inc. the nominees listed below:	☐	☐	☐
01) William B. Cotton 02) Jackson Kemper, Jr. 03) Samuel A. Kovnat 04) Joseph J. Luca	05) Larry L. Pressler 06) Frank L. Rees 07) Stephen P. Tocco 08) Kenneth S. Wood

For	Against	Abstain
2.	Ratification of independent accountants.	☐	☐	☐
3.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.

Please indicate if you plan to attend this meeting             Yes     ☐      No     ☐

Signature(s)

Date